UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 7, 2007

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 7, 2007, Fred R. Lummis notified the Board of Directors of American Tower Corporation (the “Company”) and Company management that he did not intend to stand for re-election to the Board at the Company’s 2007 annual meeting of stockholders. Mr. Lummis has served on the Company’s Board since June 1998. Mr. Lummis indicated that he is retiring from the Board to devote his full time and attention to his position as Chairman and Chief Executive Officer of Platform Partners, LLC. Mr. Lummis indicated that his decision not to stand for re-election to the Board was not a result of any disagreement with the Board or Company management. Mr. Lummis will remain on the Board and the Board committees on which he currently serves until the 2007 annual meeting of stockholders, which the Company currently expects will be in May 2007.

(e) On February 7, 2007, the Compensation Committee of the Company’s Board of Directors approved base salaries and cash bonus incentive targets for the year ended December 31, 2007 for the Company’s Named Executive Officers set forth in the Company’s 2006 Proxy Statement, as set forth in the table below.

Name	Base Salary	Target Cash Bonus Potential (% of Base Salary / $)
James D. Taiclet, Jr., Chairman of the Board, President and Chief Executive Officer	$835,000	60% / $501,000

Bradley E. Singer, Chief Financial Officer and Treasurer	$600,000	60% / $360,000

J. Michael Gearon, Jr., President, American Tower International and Vice Chairman, American Tower Corporation	$475,000	60% / $285,000

Steven J. Moskowitz, Executive Vice President and President, U.S. Tower Division	$475,000	60% / $285,000

William H. Hess, Executive Vice President, General Counsel and Secretary	$400,000	60% / $240,000

The Compensation Committee bases its decisions with respect to annual cash bonus incentives on a number of factors, including the Company’s financial performance, including total revenue and Adjusted EBITDA, the achievement of certain strategic goals and each executive’s contribution to the Company’s overall performance. If the Company exceeds its goals and/or the executive exceeds his goals, the performance bonus could be subject to increase at the discretion of the Compensation Committee. Additional information regarding compensation of the Company’s Named Executive Officers will be included in the Company’s 2007 Proxy Statement when filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

                        (Registrant)

Date: February 13, 2007

By:  /s/  Bradley E. Singer

        Bradley E. Singer

        Chief Financial Officer and Treasurer